Exhibit 99.N2

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   SCHEDULE A

                         INVESTOR  ADVISOR                             INVESTOR
                           CLASS    CLASS   A-CLASS  C-CLASS  H-CLASS   2 CLASS  Y-CLASS  INSTITUTIONAL
FUND                      SHARES    SHARES   SHARES   SHARES   SHARES   SHARES    SHARES   CLASS SHARES
----                     --------  -------  -------  -------  -------  --------  -------  -------------
Nova Fund                    X        X        X        X
Inverse S&P 500 Fund         X        X        X        X
NASDAQ-100(R) Fund           X        X        X        X
Inverse NASDAQ-100(R)
  Strategy Fund              X        X        X        X
Government Long Bond
  1.2x Strategy Fund         X        X        X        X
Inverse Government
  Long Bond Strategy
  Fund                       X        X        X        X
U.S. Government Money
  Market Fund                X        X        X        X                  X
Europe 1.25x Strategy
  Fund                                         X        X        X
Japan 2x Strategy Fund                         X        X        X
Russell 2000(R) 1.5x
  Strategy Fund                                X        X        X
Mid-Cap 1.5x Strategy
  Fund                                         X        X        X
Inverse Mid-Cap
  Strategy                                     X        X        X
S&P 500 Pure Value
  Fund                                         X        X        X

                         INVESTOR  ADVISOR                             INVESTOR
                           CLASS    CLASS   A-CLASS  C-CLASS  H-CLASS   2 CLASS  Y-CLASS  INSTITUTIONAL
FUND                      SHARES    SHARES   SHARES   SHARES   SHARES   SHARES    SHARES   CLASS SHARES
----                     --------  -------  -------  -------  -------  --------  -------  -------------
S&P 500 Pure Growth
  Fund                                         X        X        X
S&P Mid-Cap 400 Pure
  Value Fund                                   X        X        X
S&P Mid-Cap 400 Pure
  Growth Fund                                  X        X        X
S&P Small-Cap 600
  Pure Value Fund                              X        X        X
S&P Small-Cap 600
  Pure Growth Fund                             X        X        X
Inverse Russell 2000(R)
  Strategy Fund                                X        X        X
Strengthening Dollar
  2x Strategy Fund                             X        X        X
Weakening Dollar 2x
  Strategy Fund                                X        X        X
Banking Fund                 X        X        X        X
Basic Materials Fund         X        X        X        X
Biotechnology Fund           X        X        X        X
Commodities Strategy
  Fund                                         X        X        X
Consumer Products Fund       X        X        X        X
Electronics Fund             X        X        X        X
Energy Fund                  X        X        X        X
Energy Services Fund         X        X        X        X
Financial Services
  Fund                       X        X        X        X
Health Care Fund             X        X        X        X
Internet Fund                X        X        X        X
Leisure Fund                 X        X        X        X
Precious Metals Fund         X        X        X        X
Real Estate Fund             X        X        X        X

                         INVESTOR  ADVISOR                             INVESTOR
                           CLASS    CLASS   A-CLASS  C-CLASS  H-CLASS   2 CLASS  Y-CLASS  INSTITUTIONAL
FUND                      SHARES    SHARES   SHARES   SHARES   SHARES   SHARES    SHARES   CLASS SHARES
----                     --------  -------  -------  -------  -------  --------  -------  -------------
Retailing Fund               X        X        X        X
Technology Fund              X        X        X        X
Telecommunications
  Fund                       X        X        X        X
Transportation Fund          X        X        X        X
Utilities Fund               X        X        X        X
U.S. Long Short
  Momentum Fund                                X        X        X
Multi-Hedge
  Strategies Fund                              X        X        X                              X
Equity Market Neutral
  Fund                                         X        X        X                              X
S&P 500 Fund                                   X        X        X
Russell 2000(R) Fund                           X        X        X
All-Asset Moderate
  Strategy Fund                                X        X        X
All-Asset
  Conservative
  Strategy Fund                                X        X        X
All-Asset Aggressive
  Strategy Fund                                X        X        X
High Yield Strategy
  Fund                                         X        X        X
Inverse High Yield
  Strategy Fund                                X        X        X
Managed Futures
  Strategy Fund                                X        X        X                  X           X
International Long
  Short Select Fund                            X        X        X
Alternative
  Strategies
  Allocation Fund                              X        X        X

                         INVESTOR  ADVISOR                             INVESTOR
                           CLASS    CLASS   A-CLASS  C-CLASS  H-CLASS   2 CLASS  Y-CLASS  INSTITUTIONAL
FUND                      SHARES    SHARES   SHARES   SHARES   SHARES   SHARES    SHARES   CLASS SHARES
----                     --------  -------  -------  -------  -------  --------  -------  -------------
Long/Short
  Commodities
  Strategy Fund                                X        X        X                  X           X
Event Driven and
  Distressed
  Strategies Fund                              X        X        X                              X
Alternative
  Strategies Fund                              X        X        X                              X
Long Short Equity Fund                         X        X        X                              X
Long Short Interest
  Rate Strategy Fund                           X        X        X                              X
International 2x
  Strategy Fund                                X        X        X
Inverse International
  2x Strategy Fund                             X        X        X
Emerging Markets 2x
  Strategy Fund                                X        X        X
Inverse Emerging
  Markets 2x Strategy
  Fund                                         X        X        X
GLOBAL MACRO FUND                              X        X        X                              X
MANAGED FUTURES ALPHA
  FUND                                         X        X        X                              X

                          ADDITIONS ARE NOTED IN BOLD.